SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                OCTOBER 26, 1999

                               Halliburton Company
            (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                               1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600



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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On  October  26,  1999  registrant  issued  a  press  release  entitled
Halliburton Business Units Selected as Preferred Bidder For Offshore Brazil Barracuda And Caratinga Fields pertaining, among other things, to an announcement that registrant's business units, Brown & Root Energy Services and Halliburton Energy Services, have been selected by Barracuda & Caratinga Development Corporation as the preferred bidder for the development of both the Barracuda and the Caratinga Offshore Fields in Brazil. Barracuda & Caratinga Development Corporation and registrant anticipate contract closure around mid-December 1999. This will be the largest single engineering, procurement, installation and construction contract in recent years.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated October 26, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HALLIBURTON COMPANY




Date:    October 26, 1999                   By: /s/ Susan S. Keith
                                                --------------------------------
                                                    Susan S. Keith
                                                    Vice President and Secretary





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                                  EXHIBIT INDEX



Exhibit                                                            Sequentially
Number                     Description                             Numbered Page

20                         Press Release of                        5 of 5
                           October 26, 1999
                           Incorporated by Reference




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